UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 20, 2022

ELECTRO-SENSORS, INC.

(Exact name of Registrant as Specified in its Charter)

Minnesota	000-09587	41-0943459
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6111 Blue Circle Drive

Minnetonka, Minnesota 55343-9108

(Address of Principal Executive Offices)

(952) 930-0100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	ELSE	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Electro-Sensors, Inc. (the "Company") held its Annual Meeting of Shareholders on April 20, 2022 (the "2022 Annual Meeting"). Set forth below is a brief description of each matter voted upon at the 2022 Annual Meeting and the voting results with respect to each matter.

1.	A proposal to set the number of directors at five.

For	Against	Abstentions	Broker Non-Votes
1,298,101	726	1,723	718,355

2.	To elect five directors to serve until the next annual meeting of shareholders:

Director Nominee	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Scott A. Gabbard	1,277,873	22,677	0	718,355
David L. Klenk	1,270,431	30,119	0	718,355
Joseph A. Marino	1,268,766	31,784	0	718,355
Jeffrey D. Peterson	1,277,166	23,384	0	718,355
Michael C. Zipoy	1,264,995	35,555	0	718,355

3.	A proposal to ratify the appointment of Boulay PLLP as independent registered public accounting firm for the fiscal year ending December 31, 2022.

For	Against	Abstentions	Broker Non-Votes
2,017,212	551	1,142	0

4.	An advisory vote to approve executive compensation (a "Say-on-Pay" vote).

For	Against	Abstentions	Broker Non-Votes
1,240,599	29,919	30,032	718,355

Pursuant to the foregoing votes, each proposal presented at the 2022 Annual Meeting was approved by shareholders and the five individuals nominated by the Company for election were elected. Accordingly, the number of directors was set at five; Messrs. Gabbard, Klenk, Marino, Peterson, and Zipoy were elected to serve as directors until the next annual meeting of shareholders or until his respective successor is duly elected and qualified; the appointment of Boulay PLLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022 was ratified; and the Company's shareholders adopted a non-binding resolution approving the compensation of the Company's named executive officer, as described in the Company's proxy statement for the 2022 Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ELECTRO-SENSORS, INC.

Date: April 25, 2022	By:	/s/David L. Klenk
David L. Klenk
Chief Executive Officer and Chief Financial Officer

2